Exhibit 10.2

                                                       WARRANT CERTIFICATE NO. 1


                              WARRANTS TO PURCHASE
                             SHARES OF COMMON STOCK
                            OF HIGH PLAINS GAS, INC.


High Plains Gas, Inc., a Nevada corporation (together with its successors, the "Company"), for value received, hereby certifies that Fletcher International,
 -------
Ltd., a company domiciled in Bermuda (together with its successors, "Fletcher"),
                                                                     --------
or its assigns, the registered holder (the "Holder"), is entitled to purchase
                                            ------
from the Company up to the Warrant Amount (as defined below), subject to the adjustments contained in this warrant certificate (this "Certificate") or the
                                                         -----------
Agreement between the Company and Fletcher dated as of February 24, 2011 (the "Agreement"), of duly authorized, validly issued, fully paid and nonassessable
 ---------
shares of the Company's common stock, par value $0.001 per share (the "Common
                                                                       ------
Stock"), at the then-prevailing Warrant Price (as defined below) at any time or
-----
from time to time during the Warrant Term (as defined below), all subject to the terms, conditions and adjustments set forth below in this Certificate and in the Agreement.

1.     Warrants.
       --------

The warrants represented hereby (the "Warrants") have been issued pursuant to
                                      --------
the Agreement, and are subject to the terms and conditions thereof. Unless otherwise defined herein, capitalized terms used herein shall have the meanings set forth in the Agreement. A copy of the Agreement may be obtained at no cost by the Holder upon written request to the Secretary of the Company at the principal executive offices of the Company.

1.1     General; Warrant Price; Warrant Term; Defined Terms.
        ---------------------------------------------------

(a) The Warrants entitle the Holder to purchase newly-issued shares of Common Stock at the Warrant Price per share, up to an aggregate purchase price of Five Million Dollars ($5,000,000) (the "Warrant Amount"). The "Warrant Price" means
                                   --------------          -------------
the lesser of (i) $1.25 and (ii) the Average Market Price as of the date of the first Warrant Exercise Notice submitted hereunder (or, if lower, the Average Market Price as of the subsequent Warrant Exercise Notice Date, in the event that the first Warrant Exercise Notice is withdrawn pursuant to Section 1.3(c)), in each case subject to adjustment as set forth herein. In no event, however shall the "Warrant Price" be less than $0.50. The Warrants may be exercised (in whole or in part) at any time or from time to time after February 24, 2011 until 11:59 P.M., New York City time, on February 24, 2018 (the "Warrant Term").
                                                           ------------

(b) Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement.

(c)    "AverageMarketPrice" means, for any day, the average of the Daily Market
        ------------------
Prices for all of the Business Days in the preceding calendar month. By way of illustration, on

May 15, the Average Market Price will be the average of the Daily Market Prices for all of the Business Days in the month of April.

(d)    "Daily Market Price" means, on any date, the amount per share of the
        ------------------
Common Stock (or, for purposes of determining the Daily Market Price of the common stock of an Acquiring Person, the common stock of such Acquiring Person), equal to (i) the daily volume-weighted average price, calculated to the nearest ten thousandth (i.e., four decimal places (.xxxx)), on the OTC or, if no sale takes place on such date, the average of the closing bid and asked prices, calculated to the nearest ten thousandth (i.e., four decimal places (.xxxx)), on the OTC thereof on such date, in each case as reported by Bloomberg, L.P. (or by such other Person (as defined below) as Holder and the Company may agree), or
(ii) if such Common Stock (or the common stock of an Acquiring Person) is not then listed or admitted to trading on the OTC, the higher of (x) the book value per share thereof as determined by any firm of independent public accountants of recognized standing selected by Company and reasonably acceptable to Holder as of the last calendar day of the most recent month ending before the date as of which the determination is to be made and (y) the fair market value per share thereof determined in good faith by an independent, nationally recognized appraisal firm selected by Holder and reasonably acceptable to the Company (whose fees and expenses shall be borne by the Company), subject in each case to adjustment for stock splits, recombinations, stock dividends and the like.

1.2     Manner of Exercise.
        ------------------

(a) The Warrants may be exercised by the Holder, in whole or in part, from time to time, on any day during the Warrant Term, by delivery of a notice in substantially the form attached to this Certificate (or a reasonable facsimile thereof) duly executed by the Holder (a "Warrant Exercise Notice").
                                         -----------------------

(b) The Warrant Exercise Notice shall designate the number of shares of Common Stock to be received upon such exercise and the aggregate Warrant Price to be paid (or deemed paid in the case of Cashless Exercise). The closing of each exercise (each a "Warrant Closing") shall take place (i) on the third (3rd)
                       ---------------
Business Day after and excluding the date of the Warrant Exercise Notice or (ii) any other date upon which the exercising Holder and the Company mutually agree (the "Warrant Closing Date").
      --------------------

1.3     [RESERVED.]

1.4     WhenExercise Effective.
        ----------------------

Each exercise of any Warrant shall be deemed to have been effected on the Warrant Closing Date upon receipt of the relevant Warrant Price (or deemed to have been received in connection with Cashless Exercises), and the Person or Persons in whose name or names any certificate or certificates representing the Common Stock shall be issuable upon such exercise as provided in Section 1.5 shall be deemed to have become the holder(s) of record thereof.

1.5     Delivery of Common Stock and Payment.
        ------------------------------------

(a) Subject to Section 1.3, on the Warrant Closing Date, the Holder shall deliver payment in the amount designated as the "Designated Aggregate Exercise Price" by the Holder in the Warrant Exercise Notice, and such Holder shall thereupon be entitled to receive the number of duly authorized, validly issued, fully paid and nonassessable shares of Common Stock designated in the Warrant Exercise Notice, delivered as set forth in Section 1.7.

(b) Notwithstanding subsection (a) above, the exercising Holder may elect in any Warrant Exercise Notice to receive an amount of Common Stock (the "Settlement Stock") equal to "X" where:
 ----------------

X = [(N x D) - (N x P)] / P

N = the gross number of shares of Common Stock that would have been issuable on the relevant Warrant Closing Date if the Holder had not elected Cashless Exercise

D = Daily Market Price on the third (3rd) Business Day before, and excluding, the date of the Warrant Exercise Notice

P = Warrant Price with respect to such Warrant Exercise Notice

The Settlement Stock shall be issued by the Company to Holder upon the Warrant Closing Date in lieu of the number of shares of Common Stock otherwise issuable upon exercise of the Warrants covered by such Warrant Exercise Notice, provided, that the Holder shall not be required to tender the Warrant Price otherwise payable (a "CashlessExercise").
            ----------------

(c)    Closing of Cashless Exercise.  The Company shall close each Cashless
       ----------------------------
Exercise on the relevant Warrant Closing Date. The Company shall issue and deliver the Settlement Stock pursuant to Section 1.7 on the relevant Warrant Closing Date. Upon receipt of the Settlement Stock in connection with any Cashless Exercise, (i) that amount of Warrants as specified for exercise in the Warrant Exercise Notice shall be deemed exercised and (ii) that amount of cash that would have been paid by the Holder on the relevant Warrant Closing Date if the Holder had not elected Cashless Exercise shall be deemed paid by the Holder and received by the Company.

(d)    Effect on Limit Calculations.  In determining whether the limitation
       ----------------------------
described in Section 7 of the Agreement has been reached, computation shall be made based on the number of shares of Settlement Stock actually issued in the case of a Cashless Exercise.

1.6     [RESERVED.]

1.7     Delivery ofCommon Stock and Dividend Payment.
        --------------------------------------------

(a) On the Warrant Closing Date, the Company at its expense (including payment by it of any applicable issue taxes) shall cause to be issued in the name of and delivered to the exercising Holder or as such Holder may direct, at the election of such Holder:

(i) (x) if in uncertificated form by book-entry transfer via the Depository Trust Company's Deposit and Withdrawal at Custodian (or DWAC) system and (y) if in certificated form, as instructed by such Holder, the number of duly authorized, validly issued, fully paid and non-assessable shares of Common Stock to which such Holder shall be entitled upon such exercise plus, in lieu of any fractional share of Common Stock to which such Holder would otherwise be entitled, cash in an amount equal to the same fraction of the Daily Market Price on the Business Day immediately preceding the relevant Warrant Closing Date, and a certificate from the Company stating the new Warrant Amount reflecting a reduction in each of the dollar amounts in the definition of Warrant Amount, on a dollar-for-dollar basis, for each dollar paid or deemed paid in the event of a Cashless Exercise; and

(ii) the Dividend Amount multiplied by the number of shares of Common Stock required to be delivered under this Section 1.7 (or, in the case of a Cashless Exercise, the gross number of shares that would have been deliverable if Holder had not elected Cashless Exercise) (the "Dividend Payment"). To the extent that
                                         ----------------
the Dividend Payment consists of cash, the Company shall pay such amount by wire transfer of immediately available funds to such Holder. To the extent that the Dividend Payment consists of securities or other non-cash property, the Company shall deliver such securities or other non-cash property to such Holder; provided that if such securities or other non-cash property would have a reduced
--------
value if delivery is so delayed (for example only and not by way of limitation, a short-term right to purchase securities), then proper provision shall be made to deliver to Holder the sum of (i) the fair value of such securities or other non-cash property measured as of the distribution date and (ii) the appreciation, if any, in value of such securities through the date of delivery. For example only and not by way of limitation, if the Company distributes a short-term right to purchase securities to other equity holders, it shall deliver to Holder the value Holder would have received had Holder exercised such right plus the appreciation, if any, had Holder held the purchased securities through the date on which such fair value is delivered to Holder. In the event that Holder and the Company mutually agree that it would be impractical for the Company to distribute identical securities or other non-cash property to Holder, then Holder and the Company shall work together in good faith to determine a fair and equivalently valued substitute therefor. "Dividend Amount" means the
                                                    ---------------
aggregate per-share amount of dividends and distributions, whether in cash, securities or otherwise, declared or paid on any class of equity security of the Company on or after the date of the Agreement and on or before the relevant Warrant Closing Date.

2.     Reservation of Shares.
       ---------------------

For so long as the Warrant Amount represented hereby has not been exercised in full, the Company shall at all times prior to the end of the Warrant Term reserve and keep available, free from pre-emptive rights, out of its authorized but unissued capital stock, the number of shares available for exercise hereunder. In the event the number of shares of Common Stock or other securities issuable exceeds the authorized number of shares of Common Stock or other securities, the Company shall promptly take all actions necessary to increase the authorized number, including causing its board of directors to call a special meeting of stockholders and recommend such increase.

3.     Accountants' Report as to Adjustments.
       -------------------------------------

In each case of any adjustment or readjustment of the Warrant Amount, the Warrant Term, the Warrant Price or any other adjustment or readjustment pursuant to the terms of the Agreement or this Certificate, or upon the written request at any time of any Holder, the Company at its expense will promptly compute such adjustment or readjustment (the "Company Calculation") in accordance with the
                                 -------------------
terms of this Certificate and the Agreement and cause the Company's Chief Financial Officer to verify such computation and prepare a report setting forth such adjustment or readjustment and showing in reasonable detail the method of calculation thereof and the facts upon which such adjustment or readjustment is based, including a statement of (a) the Warrant Amount, (b) the Warrant Term and
(c) the Warrant Price in effect immediately prior to such adjustment or readjustment (as adjusted and readjusted, as applicable). The Company will forthwith deliver a copy of each such report to each Holder and will also keep copies of all such reports at its principal office and will cause the same to be available for inspection at such office during normal business hours by any Holder. The Holder may dispute the Company Calculation by providing its computation of such adjustment or readjustment (the "Holder Calculation") and
                                                     ------------------
requesting in writing that independent certified public accountants of recognized national standing (which shall not have provided services to the Company in the preceding three (3) years) selected by the Company verify the Company Calculation. The Holder shall be responsible for the costs and expenses of such accountants if the difference between the computation of the adjustment or readjustment by such accountants (the "Accountant Calculation") and the
                                          ----------------------
Holder Calculation is greater than the difference between the Accountant Calculation and the Company Calculation, and otherwise the Company shall bear such costs and expenses.

4.     Taxes.
       -----

The Company shall pay all documentary stamp taxes (if any) attributable to the issuance of Common Stock upon each exercise of the Warrants by the Holder; provided, however, that the Company shall not be required to pay any tax or
--------  -------
taxes which may be payable in respect of any transfer involved in the registration of any certificates for Common Stock in a name other than that of a Holder upon each exercise of Warrants, and the Company shall not be required to issue or deliver a Certificate evidencing Warrants or certificates for Common Stock unless or until the person or persons requesting the issuance thereof shall have paid to the Company the amount of such tax or shall have established to the reasonable satisfaction of the Company that such tax has been paid.

5.     Treatment ofCompany Stock Adjustment Events.
       -------------------------------------------

In case the Company may effect any subdivision or combination of the issued Common Stock, whether by reason of any dividend or distribution of units, split, recapitalization, reorganization, spin-off, combination or other similar change (each a "Company Stock Adjustment Event"), including a pro rata distribution of
         ------------------------------
Common Stock to all Holders of Common Stock, or a subdivision or combination of the outstanding Common Stock, then (a) in the case of any such distribution, immediately after the close of business on the record date for the determination of Holders of any class of securities entitled to receive such distribution, or
(b) in the case of any such subdivision or combination, at the close of business on the Business Day immediately prior to the Business Day upon which such Company action becomes effective, the Warrant Price, the Average Market Price and, to the extent applicable, the Daily Market Price and each other price or quantity in effect immediately prior to such Company Stock Adjustment Event shall be proportionately changed.

5.1     Change of Control.
        -----------------

(a) If after the date of the Agreement, a Change of Control (as defined below) or plan or proposal with respect thereto is publicly announced or occurs, as part of such Change of Control, proper provision shall be made as follows:

(i) Between the date a Change of Control is announced and the effective date of the Change of Control, each Holder at its sole option shall continue to have the right to submit to the Company a Warrant Exercise Notice in accordance with the terms and conditions of this Certificate. In addition, each Holder at its sole option may elect to submit to the Company a special notice (a "ContingentWarrant Exercise Notice") to exercise all or part of its unexercised
 ---------------------------------
Warrants in connection with such Change of Control; in which case, notwithstanding the provisions of Section 1.4:

(A) the effectiveness of such contingent exercise shall be conditional upon the effectiveness of the Change of Control;

(B) such Holder shall have the right to deliver a notice to withdraw such Contingent Warrant Exercise Notice until the effective date of such Change of Control; and

(C) if such Contingent Warrant Exercise Notice shall not have been withdrawn, then on the effective date of such Change of Control, the Holder of such Warrants shall receive, upon payment of the Warrant Price designated in the Warrant Exercise Notice, the same consideration, in the form of cash, securities or other assets (the "Acquisition Consideration") per share of Common Stock
                      -------------------------
issuable to any other holder of shares of Common Stock in connection with such Change of Control based upon the number of shares of Common Stock into which such Holder's Warrants would be exercisable if such Holder had exercised each Warrant on the Business Day immediately preceding the date on which such Change of Control occurs. Upon receipt of the Warrant Price, such Holder's Warrants tendered for exercise pursuant to a Warrant Exercise Notice or Contingent Warrant Exercise Notice shall be fully exercised and shall no longer permit such Holder to exercise such Warrants into Common Stock; provided, that if the Acquisition Consideration is in the form of cash, the Holder shall not be required to tender the relevant Warrant Price to exercise its Warrants, but shall receive an amount in connection with such Change of Control equal to the Acquisition Consideration applicable to such Holder based on the number of shares of Common Stock into which such Holder's Warrants would be exercisable if such Holder had exercised each Warrant that it owns on the Business Day immediately preceding the date on which such Change of Control occurs, less such Warrant Price.

(b) In the case of any Change of Control, the Company shall not enter into an agreement with the Acquiring Person resulting in a Change of Control unless such Agreement expressly obligates the Acquiring Person to assume all of the Company's obligations under any unexercised Warrants (the "Stock Assumption
                                                           ----------------
Agreement").  In the event that any Warrant remains unexercised upon
---------
consummation of the Change of Control, the Holder thereof shall thereafter automatically have equivalent rights with respect to the Acquiring Person and from and after the effective date of the Change of Control and regardless of whether the Acquiring Person expressly assumes the Company's obligations:

(i) all references to the Company in this Certificate shall be references to the Acquiring Person,

(ii) all references to Common Stock in this Certificate shall be references to the securities for which the Common Stock are exchanged in the Change of Control (or if none, the most widely-held class of voting securities of the Acquiring Person),

(iii) all references to the Warrant Price in this Certificate shall be references to the Stock Adjustment Measuring Price (as defined below), and

(iv) all references to the Daily Market Price, Average Market Price and Dividend Amount shall be references to such price with respect to the Acquiring Person.

(c)    "Acquiring Person" means, in connection with any Change of Control (i)
        ----------------
the continuing or surviving Person of a consolidation or merger with the Company (if other than the Company), (ii) the transferee of all or substantially all of the properties or assets of the Company, (iii) the corporation consolidating with or merging into the Company in a consolidation or merger in connection with which the Common Stock is changed into or exchanged for stock or other securities of any other Person or cash or any other property, (iv) the entity or group acting in concert acquiring or possessing the power to cast the majority of the eligible votes at a meeting of the Company's stockholders at which directors are elected, or, (v) in the case of a capital reorganization or reclassification, the Company, or (vi) at Holder's election, any Person that (A) controls the Acquiring Person directly or indirectly through one or more intermediaries, (B) is required to include the Acquiring Person in the consolidated financial statements contained in such Person's Annual Report on Form 10-K (if such Person is required to file such a report) or would be required to so include the Acquiring Person in such Person's consolidated financial statements if they were prepared in accordance with U.S. generally accepted accounting principles and (C) is not itself included in the consolidated financial statements of any other Person (other than its consolidated subsidiaries).

(d)    "Change of Control" means (a) acquisition of the Company by means of
        -----------------
merger or other form of corporate reorganization in which outstanding shares of the Company are exchanged for securities or other consideration issued, or caused to be issued, by the Acquiring Person or its Parent, Subsidiary or Affiliate (each as defined in Rule 12b-2 of the Exchange Act), other than a restructuring by the Company where outstanding shares of the Company are exchanged for shares of the Acquiring Person on a one-for-one basis and, immediately following the exchange, former stockholders of the Company own all of the outstanding shares, (b) a sale of all or substantially all of the assets of the Company (on a consolidated basis) in a single transaction or series of related transactions, (c) any tender offer, exchange offer, stock purchase or other transaction or series of related transactions by the Company in which the power to cast the majority of the eligible votes at a meeting of the

Company's stockholders at which directors are elected is transferred to a single entity or group acting in concert, or (d) a capital reorganization or reclassification of the Common Stock. Notwithstanding anything contained herein to the contrary, a change in the state of incorporation of the Company shall not in and of itself constitute a Change of Control.

(e)    "Stock Adjustment Measuring Price" means the lower of (i) and (ii) below:
        --------------------------------

(i)    an amount equal to the Warrant Price multiplied by a fraction,

(1) the numerator of which is the volume-weighted average price, calculated to the nearest ten thousandth (i.e., four decimal places (.xxxx)), of the securities for which Common Stock is exchanged in the Change of Control (or if none, the most widely-held class of voting securities of the Acquiring Person); and

(2) the denominator of which is the Daily Market Price, in the case of (1) and (2) determined as of the Business Day immediately preceding and excluding the date on which the Change of Control is consummated; and

(ii) the Average Market Price with respect to such Acquiring Person set forth in the first Warrant Exercise Notice delivered to the Acquiring Person.

5.2   Adjustment for Restatements.
      ---------------------------

(a) From and after the date of a Restatement, each subsequent Warrant Price shall in Holder's sole discretion with respect to one or more exercises of the Warrants, equal the lesser of (a) the Warrant Price calculated without regard to such Restatement and (b) 110% of the Restatement Price.

(b)    "Restatement Price" means the Daily Market Price calculated as of any day
        -----------------
during either of the following periods, in the sole discretion of the Holder:
(A) the forty (40) Business Days after and excluding the related Restatement Date or (B) the forty (40) Business Days after and excluding any date on which the Company files restated financial statements with the SEC with respect to such Restatement.

(c)    "Restatement Date" means, at the option of and pursuant to the
        ----------------
determination of Holder (as designated in a notice from Holder to the Company), any date on which a Restatement occurs (including, with respect to any Restatement, the date of an announcement by the Company of its intention to restate any portion of the Company's Financial Statements or the date on which is filed an amended SEC Filing or Form 8-K or issuance of a press release in respect of the matters described in such announcement or the date on which such Restatement is filed with the SEC).

6.     Lost or Stolen Certificate.
       --------------------------

In case this Certificate shall be mutilated, lost, stolen or destroyed, the Company may in its discretion issue in exchange and substitution for and upon cancellation of the mutilated Certificate, or in lieu of and substitution for the Certificate lost, stolen or destroyed, a new Certificate of like tenor, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction of such Certificate and indemnity, if requested, reasonably satisfactory to the Company. Applicants for a substitute Certificate shall also comply with such other reasonable regulations and pay such other reasonable charges as the Company may prescribe.

7.     Transfer Agent.
       --------------

(a) Initially, the Company (and upon a Change of Control, the Acquiring Person) shall serve as the transfer agent (the "Transfer Agent") for the
                                                --------------
Warrants.  The Transfer Agent shall at all times maintain a register (the "Stock
                                                                           -----
Register") of the Holders of the Warrants.  The Company may deem and treat each
--------
Holder of Warrants as set forth in the Stock Register as the true and lawful owner thereof for all purposes, and the Company shall not be affected by any notice to the contrary.

(b) The Company may, at any time and from time to time, appoint another Person to serve as the Transfer Agent, and shall upon acceptance by such Person, give notice to each Holder of the change in Transfer Agent. Such new Transfer Agent shall be (a) a Person doing business and in good standing under the laws of the United States or any state thereof, which Person shall either be the same as the Person acting as the transfer agent for the Company's Common Stock or shall be a Person reasonably acceptable to each Holder, or (b) an affiliate of such a Person. The combined capital and surplus of any such new Transfer Agent shall be deemed to be the combined capital and surplus as set forth in the most recent report of its condition published by such Transfer Agent prior to its appointment; provided that such reports are published at least annually pursuant to law or to the requirements of a federal or state supervising or examining authority. After acceptance in writing of such appointment by the new Transfer Agent, it shall be vested with the same powers, rights, duties and responsibilities as if it had been originally named herein as the Transfer Agent, without any further assurance, conveyance, act or deed; but if for any reason it shall be reasonably necessary or expedient to execute and deliver any further assurance, conveyance, act or deed, the same shall be done at the expense of the Company and shall be legally and validly executed and delivered by the Company. Any Person into which any new Transfer Agent may be merged or any Company resulting from any consolidation to which any new Transfer Agent shall be a party or any Company to which any new Transfer Agent transfers substantially all of its corporate trust or stockholders services business shall be a successor Transfer Agent under this Certificate without any further act; provided that such Person (a) would be eligible for appointment as successor to the Transfer Agent under the provisions of this Section 7 or (b) is a wholly owned subsidiary of the Transfer Agent. Any such successor Transfer Agent shall promptly cause notice of its succession as Transfer Agent to be delivered via reputable overnight courier to the Holders of the Warrants at such Holder's last address as shown on the Stock Register.

8.     Notices.
       -------

(a) All notices and other communications under this Certificate shall be in writing and shall be delivered by either a nationally recognized overnight courier, postage prepaid, or transmitted by facsimile, in each case to the addresses as provided below:

(i)    If to the Company:

High Plains Gas, Inc.
3601 Southern Dr
Gillette, WY 82718
Attention:     Chief Financial Officer
Telephone:     (307) 682-7206
Facsimile:     (888) 879-0251

With a copy to:

High Plains Gas, Inc.
3601 Southern Dr
Gillette, WY 82718
Attention:     Brent M. Cook
Telephone:     (307) 686-5030
Facsimile:     (307) 682-7206

With a copy to:

Cutler Law Group PC
3355 W Alabama, Ste 1150
Houston, TX 77098
Attention:  M. Richard Cutler
Telephone:  (713) 888-0040
Facsimile:  (800) 836-0714

(ii) If to a Holder, at the address of such Holder as listed in the Stock Register, or to such other address as the Holder shall have designated by notice similarly given to the Transfer Agent.

(b) Any such notice or communication shall be deemed received (i) when made, if by hand delivery, and upon confirmation of receipt, if made by facsimile and in each case if such notice is received on or before 11:59 p.m. New York City time, otherwise, such notice shall be deemed to be received the following Business Day, (ii) one (1) Business Day after being deposited with a next-day courier, return receipt requested, postage prepaid or
(iii) three (3) Business Days after being sent by certified or registered mail, return receipt requested, postage prepaid, in each case addressed as above (or to such other addresses as the Company or a Holder may designate in writing from time to time).

9.     Construction.
       ------------

For purposes of this Certificate, except as otherwise expressly provided or unless the context otherwise requires: (a) the terms defined in this Certificate have the meanings assigned to them in this Certificate and include the plural as well as the singular, and the use of any gender herein shall be deemed to include the other gender and neuter gender of such term; (b) accounting terms not otherwise defined herein have the meanings assigned to them in accordance with U.S. generally accepted accounting principles; (c) references herein to "Articles", "Sections", "Subsections", "Paragraphs" and other subdivisions without reference to a document are to designated Articles, Sections, Subsections, Paragraphs and other subdivisions of this Certificate, unless the context shall otherwise require; (d) a reference to a Subsection without further reference to a Section is a reference to such Subsection as contained in the same Section in which the reference appears, and this rule shall also apply to Paragraphs and other subdivisions; (e) the words "herein", "hereunder" and other words of similar import refer to this Certificate as a whole and not to any particular provision; (f) the term "include" or "including" shall mean without limitation; (g) the table of contents to this Certificate and all section titles or captions contained in this Certificate or in any Exhibit or Schedule hereto or referred to herein are for convenience only and shall not be deemed a part of this Certificate and shall not affect the meaning or interpretation of this Certificate; (h) any agreement, instrument or statute defined or referred to herein means such agreement, instrument or statute as amended, modified or supplemented from time to time, including (in the case of agreements or instruments) by waiver or consent and (in the case of statutes) by succession of comparable successor statutes and references to all attachments thereto and instruments incorporated therein; and (i) references to a Person are also to its permitted successors and assigns and, in the case of an individual, to his or her heirs and estate, as applicable.

10.     Severability of Provisions.
        --------------------------

If any right, preference, or limitation of the Warrants set forth in this Certificate (as such Certificate may be amended from time to time) is invalid, unlawful, or incapable of being enforced by reason of any rule of law or public policy, all other rights, preferences, and limitations set forth in this Certificate (as so amended) which can be given effect without the invalid, unlawful or unenforceable right, preference, or limitation will, nevertheless, remain in full force and effect, and no right, preference, or limitation set forth in this Certificate shall be deemed dependent upon any other such right, preference, or limitation unless so expressed in this Certificate.

This Certificate shall not be valid unless signed by the Company.

                  [Remainder of Page Left Blank Intentionally]

     IN WITNESS WHEREOF, High Plains Gas, Inc. has caused this Warrant to be signed by its duly authorized officer.

Dated:

     HIGH PLAINS GAS, INC.



     By:  __________________________________
     Name:
     Title:



     ATTEST:



     Secretary

                                                                       EXHIBIT 1


                       [FORM OF WARRANT EXERCISE NOTICE]

                   (To Be Executed Upon Exercise Of Warrants)


[DATE]

High Plains Gas, Inc.
3601 Southern Dr
Gillette, WY 82718
Attention:     Brent M. Cook
Telephone:     (307) 686-5030
Facsimile:     (307) 682-7206

     Re:     Exercise ofWarrants
             -------------------

Ladies and Gentlemen:

     Reference is made to the Agreement (the "Agreement") dated as of February
                                              ---------
24, 2011 by and between High Plains Gas, Inc. (the "Company") and Fletcher
                                                    -------
International, Ltd. Capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Agreement and the warrant certificate issued thereunder (the "Certificate").
                        -----------

The undersigned is the registered holder (the "Holder") of a warrant certificate
                                               ------
evidencing the above-referenced warrants (the "Warrants") issued by the Company
                                               --------
and hereby elects to exercise the Warrants to purchase [_________] shares of Common Stock at a per-share Warrant Price of $[_________] for a Designated Aggregate Exercise Price of $[__________].

[Cash exercise:] Subject to the terms and conditions of the Agreement and Warrants, on the Warrant Closing Date (as defined in the Warrant), Holder shall deliver $[____________] to the Company and the Company shall deliver the number of shares of Common Stock specified above to Holder [in uncertificated form by book-entry transfer via The Depository Deposit/Withdrawal at Custodian (DWAC) system using the following account information:

[Broker:
DTC#:
Account Name:

Account Number:     ]
[in certificated form at the address specified below:

[Custodian]
[Address]
Attention:    [______________]
     Telephone:  [____________]]

     [Cashless Exercise:] Holder hereby elects to exercise a Warrant Amount of [____________] into [_____________] shares of Settlement Stock via Cashless Exercise (as defined in the Agreement). Pursuant to the Warrants, delivery of the Warrants shall be the sole consideration deliverable to the Company in connection with such exercise. Subject to the terms and conditions of the Agreement and the Certificate, on the Warrant Closing Date the Company shall deliver the number of shares of Common Stock specified above to Holder [in uncertificated form by book-entry transfer via The Depository Deposit/Withdrawal at Custodian (DWAC) system using the following account information:

     [Broker:
     DTC#:
     Account Name:
     Account Number:     ]
     [in certificated form at the address specified below:

     [Custodian]
     [Address]
     Attention:    [______________]
     Telephone:  [____________]]



     FLETCHER INTERNATIONAL, LTD., by its duly authorized investment advisor, FLETCHER ASSET MANAGEMENT, INC.


     By:_______________________________________
     Name:
     Title:


     By:_______________________________________
     Name:

     Title:


     ACKNOWLEDGED:
     HIGH PLAINS GAS, INC.


     By:___________________________________
     Name:
     Title:

                                                                       Exhibit 2
                       [FORM OF WARRANT DELIVERY NOTICE]

[DATE]

Fletcher International, Ltd.
c/o Fletcher Asset Management, Inc.
48 Wall Street
New York, NY 10005
Attn:  Jonathan Farkas
Facsimile:     (212) 284-4800

Ladies and Gentlemen:

     Reference is made to the Agreement (the "Agreement") dated as of February
                                              ---------
24, 2011 by and between High Plains Gas, Inc. (the "Company") and Fletcher
                                                    -------
Interna-tional, Ltd. ("Fletcher").  Capitalized terms not otherwise defined
                       --------
herein shall have the meanings ascribed thereto in the Agreement and the warrant certificate issued thereunder (the "Certificate").
                                    -----------

     This notice confirms that Warrants have been exercised by Fletcher with respect to a per-share Warrant Price (as designated in the Warrant Exercise Notice) of $[__________] and an aggregate Warrant Price of $[___________], requiring delivery by Company to Fletcher of ________ shares of Common Stock.

     After delivery of such shares, the Warrant shall remain exercisable for [_______] shares of Common Stock.



     HIGH PLAINS GAS, INC.

     By:  ____________________________
     Name:
     Title: